UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2004

OPTICAL CABLE CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	000-27022	54-1237042
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

5290 Concourse Drive Roanoke, VA	24019
(Address of principal executive offices)	(Zip Code)

(540) 265-0690

(Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits

(c) Exhibits

The following are filed as Exhibits to this Report.

Exhibit No.	Description of Exhibit
99.1	Press release issued June 14, 2004 (FILED HEREWITH)

99.2	Transcript of earnings call on June 14, 2004 (FILED HEREWITH)

Item 12. Results of Operations and Financial Condition

On June 14, 2004, Optical Cable Corporation issued a press release announcing its 2004 second quarter sales and earnings. Also on June 14, 2004, Optical Cable Corporation had its earning call. The press release is attached hereto as Exhibit 99.1 and the transcript for our earnings call is attached as Exhibit 99.2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPTICAL CABLE CORPORATION

By:	/s/ NEIL D. WILKIN, JR.
Name:	Neil D. Wilkin, Jr.
Title:	President and Chief Executive Officer

Dated: June 18, 2004

EXHIBIT INDEX

OPTICAL CABLE CORPORATION

Current report on Form 8-K

Exhibit No.	Description of Exhibit
99.1	Press release issued January 14, 2004 (FILED HEREWITH)

99.2	Transcript of earnings call on January 14, 2004 (FILED HEREWITH)